UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 23, 2005
                                                      -------------

                           FRANKLIN ELECTRIC CO., INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                INDIANA                    0-362            35-0827455
                -------                    -----            ----------
     (STATE OR OTHER JURISDICTION OF    (COMMISSION      (I.R.S. EMPLOYER
             INCORPORATION)             FILE NUMBER)    IDENTIFICATION NO.)

             400 EAST SPRING STREET
                BLUFFTON, INDIANA                            46714
                ------------------                           -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                (260) 824-2900
                                 -------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

   (a) On July 25, 2005 Franklin Electric Co., Inc. (the "Company") entered into an amendment to the Amended Employment Agreement with Gregg C. Sengstack to reflect his change in title from Senior Vice President and Chief Financial Officer to Senior Vice President, International and Fueling Group. This amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference. Mr. Sengstack's Amended
Employment Agreement was previously filed as Exhibit 10.12 to the Company's Form 10-K for the fiscal year ended December 28, 2002.
On July 25, 2005 the Company also entered into an Employment
Agreement with Thomas J. Strupp, its new Chief Financial Officer effective as of the first day after the Company's filing of its quarterly report on Form 10-Q for the quarter ended July 2, 2005.
The Employment Agreement is filed as Exhibit 10.2 hereto and is incorporated by reference. The Employment Agreement provides for an initial three-year term, renewable thereafter for one-year terms, an annual salary of $210,000, participation in the Company's bonus and stock plans, and protections for termination of employment without "Good Reason" and upon a "Change in Control" (as such terms are defined in the Employment Agreement). The Employment Agreement further provides that on its effective date Mr. Strupp was awarded
(i) 7,000 stock options, vesting 25% each year on the grant anniversary date and (ii) 5,000 shares of restricted stock, vesting
100% on the fifth anniversary of the grant date.  The awards to Mr.
Strupp were made under the Franklin Electric Co., Inc. Stock Plan and pursuant to the Company's standard option agreement and restricted stock agreement, copies of which were previously filed as Exhibits
10.1 and 10.3, respectively, to the Company's Form 10-Q for the quarter ended April 2, 2005. This description of the Employment
Agreement is qualified by reference to the full text of the Employment Agreement, a copy of which is filed herewith as Exhibit
10.2.
On July 25, 2005 Mr. Strupp also entered into the Company's
Confidentiality and Non-Compete Agreement, which imposes certain obligations on employees of the Company to maintain the confidentiality of non-public information and to refrain from certain activities in competition with the Company. A copy of the Confidentiality and Non-Compete Agreement was previously filed as
Exhibit 10.15 to the Company's Form 10-K for the fiscal year ended
January 1, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
   (b) On July 23, 2005, Robert H. Little retired from the Board of Directors of Franklin Electric Co., Inc. (the "Company"). Mr. Little's position on the Company's Board and Audit Committee will be filled by Mr. Thomas L. Young whose election was announced in a press release dated May 5, 2005.
   (c) As reflected above and as previously reported on a Current Report on Form 8-K dated June 28, 2005, Mr. Strupp will succeed Mr. Sengstack as Chief Financial Officer of the Company. Reference is made to Item
1.01 above for information relating to the material terms of Mr.
Strupp's Employment Agreement with the Company.

ITEM 9.01 FINANCIAL STATEMENTS & EXHIBITS

c)  Exhibits

    10.1 Amendment to Amended Employment Agreement dated July 25, 2005 between the Company and Gregg C. Sengstack*

    10.2 Employment Agreement dated July 25, 2005 between the Company and Thomas J. Strupp*

             * Management contract or compensatory plan or arrangement

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date July 26, 2005                   By /s/ R. Scott Trumbull
     ------------------             -------------------------------
                                    R. Scott Trumbull, Chairman and
                                    Chief Executive Officer (Principal
                                    Executive Officer)

                                Index to Exhibits

Exhibit
Number             Description
-------            -----------

  10.1 Amendment to Amended Employment Agreement dated July 25, 2005 between the Company and Gregg C. Sengstack*

  10.2 Employment Agreement dated July 25, 2005 between the Company and Thomas J. Strupp*

                   * Management contract or compensatory plan or arrangement

                                                                Exhibit 10.1

AMENDMENT
TO
AMENDED EMPLOYMENT AGREEMENT
----------------------------

              This Amendment is entered into as of this 25th day of July, 2005 by and between Franklin Electric Co., Inc., an Indiana corporation ("Franklin") and Gregg C. Sengstack (the "Executive").
              WHEREAS, Franklin and Executive previously entered into an employment agreement dated as of December 20, 2002 (the "Employment Agreement"); and
              WHEREAS, Franklin and Executive desire to amend the Employment Agreement to reflect a change in Executive's title;
              NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:
Effective as of the date hereof, the Employment
Agreement is amended by changing Executive's title in all places (including but not limited to paragraphs 1 and 6(f)(2)) from "Senior Vice President and Chief
Financial Officer" to "Senior Vice President,
International and Fueling Group." In all other respects, the Employment Agreement shall remain unchanged.
              IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.
FRANKLIN ELECTRIC CO., INC.

By: /s/ R. Scott Trumbull
-------------------------
Name: R. Scott Trumbull
-------------------------
Title: Chairman and CEO
-------------------------

EXECUTIVE:


 /s/ Gregg C. Sengstack
-------------------------
Gregg C. Sengstack

                                                                Exhibit 10.2

                               EMPLOYMENT AGREEMENT
                               --------------------

       THIS EMPLOYMENT AGREEMENT is entered into as of this 25th day of July, 2005 between FRANKLIN ELECTRIC CO., INC. ("Franklin"), an Indiana corporation, and Thomas J. Strupp (the "Executive").

       WHEREAS, Franklin desires to employ Executive as its Vice President and Chief Financial Officer, and Executive is willing to accept such employment upon the terms and conditions set forth below;

       NOW THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

      1. EMPLOYMENT. Franklin agrees to employ Executive as its Vice President and Chief Financial Officer to perform all such duties as are normally associated with such position in companies of similar size and nature or are prescribed for such office by the by-laws or directed by the Board of Directors, and Executive agrees to serve Franklin in such capacity and devote his full business time and attention to the business of Franklin, subject to vacations, holidays, normal illnesses and a reasonable amount of time for civic, community and industry affairs. Executive agrees not to accept membership on the Board of Directors of any other business corporation without the prior approval of the Personnel and Compensation Committee of the Board of Directors of Franklin.

     2. TERM. The employment of Executive hereunder (the "Term") shall be for a three (3) year period commencing on July 25, 2005 and ending on July 31, 2008, provided that on August 1, 2008 and each August 1 thereafter the Term shall automatically and without any action by either party hereto be extended for an additional period of one year unless at least ninety (90) days prior to any Anniversary Date either party notifies the other of its election not to extend the then current Term, in which case the Term shall end at the expiration of the Term as last extended. Following any such notice by the Company of its election not to extend the Term, the Executive may terminate his employment at any time prior to the expiration of the Term by giving written notice to the Company at least thirty (30) days prior to the effective date of termination, and upon the earlier of such effective date of termination or the expiration of the Term the Executive shall be entitled to receive the same compensation and benefits as are provided in subparagraph (b) of paragraph 6 but for a severance period which shall begin on the effective date of termination or expiration of the Term, as the case may be, and ending on the earlier of (i) the date on which Executive would attain his normal retirement age (as defined in the Franklin Electric Co., Inc. Basic Retirement Plan, hereinafter referred to as "Normal Retirement Age"), or (ii) twelve (12) months.

      3. COMPENSATION. Franklin shall pay for or provide to Executive for all services to be performed by Executive under this Agreement the following:

     (a) A fixed salary of $210,000 per annum, or such higher amount as the Board of Directors of Franklin may from time to time authorize (which amount shall not be reduced below the amount at any time in effect without Executive's consent), payable in equal monthly installments (such amount from time to time in effect being referred to herein as "Executive's Salary");

     (b) Such bonus as may be allocated to Executive by the Compensation Committee of Franklin's Board of Directors pursuant to the Franklin Executive Officer Bonus Plan; it being understood and agreed to that, for the fiscal year ending 2005, such bonus, payable in the first quarter of 2006, will not be less than $50,000;

     (c) Participation in the Franklin Electric Co., Inc. Stock Plan, and any successor stock plans, as long as such plans remain in effect, and in any future compensation plans covering senior executives of Franklin; it being understood and agreed to that, upon the effective date of this Agreement, under and subject to the terms of the Franklin Electric Co., Inc. Stock Plan, (i) Executive will receive an option to purchase 7,000 shares of Franklin's common stock at an option exercise price equal to the closing price of Franklin's common stock on the grant date, with the option vesting ratably in four equal annual installments, the first installment vesting on the first anniversary of the effective date of this Agreement and (ii) Executive will receive a 5,000 share grant of Franklin's common stock, such grant to vest 100% on the fifth anniversary of the effective date of this Agreement;

     (d) Participation in Franklin's employee benefit plans, policies, practices and arrangements in which other senior executives of Franklin participate as long as such plans, policies, practices and arrangements remain in effect, and in any future employee benefit plans and arrangements covering senior executives, including without limitation any defined benefit retirement plan, profit sharing plan, health or dental plan, disability plan, or life insurance plan (collectively, the "Benefit Plans");

     (e) Paid vacations and sick leave in accordance with Franklin's policies respecting same as in effect from time to time. Effective July 25, 2005 three (3) weeks annual vacation and effective January 1, 2007 4 weeks annual vacation; and

     (f) All fringe benefits and perquisites offered by Franklin from time to time to senior executives.

     4. EXPENSES. Franklin shall promptly pay or reimburse Executive for all reasonable expenses incurred by Executive in the performance of duties hereunder in accordance with expense policies from time to time in effect for senior executives of Franklin.

      5. CONDITIONS OF EMPLOYMENT. During the Term, Executive shall be furnished office space, assistance and accommodations suitable to the character of his position with Franklin and adequate for the performance of his duties. Executive's services shall be performed at Franklin's principal executive office in Bluffton, Indiana, except when the nature of Executive's duties hereunder requires reasonable domestic and foreign travel.

      6. TERMINATION OF EMPLOYMENT. Either Executive or Franklin may terminate Executive's employment hereunder at any time upon giving the other at least ninety (90) days advance written notice of such termination, provided that Franklin may specify an earlier date of termination (not earlier than the date of such notice) if termination is for Good Cause (as defined below), and Executive may specify an earlier date of termination (not earlier than the date of such notice) if termination is for Good Reason (as defined below), and provided further that if termination is due to the death of Executive, termination shall be effective immediately upon such death and without any requirement for written notice. In the event of any termination hereunder Executive shall be entitled to receive compensation and benefits only as hereinafter set forth or as provided in paragraph 2:

     (a) If Executive's employment is terminated by Executive without Good Reason or by Franklin with Good Cause (i) Executive's compensation under (a) and (b) of Paragraph 3 shall be limited to a pro-rata portion of Executive's Salary (and not any bonus) for the year of termination, and (ii) Executive shall continue to be provided with the benefits under (c), (d), (e) and (f) of Paragraph 3, (subject however to all terms, if any, of the Benefit Plans that may be applicable to termination of employment) until the effective date of the termination;

     (b) If at any time other than as specified in subparagraph (c) of this paragraph 6, Franklin shall terminate Executive's employment without Good Cause, or Executive shall voluntarily terminate such employment with Good Reason, (i) Executive's compensation under (a) and
(b) of Paragraph 3 for the portion of the year of termination prior to the effective date of termination shall be a pro-rata portion of Executive's Salary for such year, together with a bonus equal to not less than a pro-rata portion of his bonus paid or payable for the year prior to the year of termination, (ii) Executive shall receive as compensation for the severance period described below an additional amount, payable in a lump sum within thirty (30) days after the effective date of his termination of employment, computed by annualizing the compensation which he is to receive pursuant to clause
(i) above, (iii) Executive shall continue to be provided with the benefits under (c) and (d) of Paragraph 3 for such severance period, and (iv) any stock options granted to Executive by Franklin shall be accelerated and become immediately exercisable in full on the effective date of termination, subject to any limitations on the order of exercise which may be applicable to incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended), if any, that may hereafter be granted, and shall remain exercisable for such period after the effective date of termination as is provided under the terms of the options and the plans pursuant to which they were issued. The severance period for this subparagraph (b) of paragraph 6 shall be the period beginning on the date of termination and ending on the earlier of (A) the date on which Executive would attain his Normal Retirement Age, or (B) twelve (12) months.

     (c) If within two (2) years after a Change in Control, (i) Franklin shall terminate Executive's employment with Franklin without Good Cause, (ii) Executive shall voluntarily terminate such employment with Good Reason, or (iii) Executive shall voluntarily terminate such employment for any reason whatsoever during the period beginning on the first anniversary of the Change in Control and ending thirty (30) days thereafter, Franklin shall, within thirty (30) days after any such termination, pay to Executive (A) a lump sum cash amount as compensation under (a) and (b) of Paragraph 3 for the portion of the year of termination prior to the effective date of termination equal to a pro-rata portion of Executive's Salary for such year, together with a bonus equal to not less than a pro-rata portion of his bonus paid or payable for the year prior to the year of termination, (B) a lump sum cash amount, as compensation for the severance period described below, computed by annualizing the compensation which he is to receive pursuant to clause (A) above, and (C) in settlement of any stock options then outstanding (whether or not then exercisable), a lump sum cash payment equal to the difference between the aggregate fair market value of the shares subject to such options as of the date of such termination and the aggregate exercise price thereof. In addition, Executive shall, following his termination of employment under this subparagraph (c) of paragraph 6, for the severance period described below continue to be provided with the benefits under (c) and (d) of Paragraph 3. The severance period for this subparagraph (c) of paragraph 6 shall be the period beginning on the date of termination and ending on the earlier of (A) the date on which Executive would attain his Normal Retirement Age, or (B) twenty-four (24) months.

     (d) Franklin agrees that with respect to any compensation or benefits payable hereunder to Executive with respect to termination of his employment with Franklin for any reason whatsoever, Executive shall not be required to mitigate his damages by seeking other employment or otherwise, and Franklin's obligations hereunder shall not be reduced in any way by reason of any compensation received by Executive from sources other than Franklin after the termination of Executive's employment with Franklin for any reason whatsoever.

     (e)  In the event that Executive is subject to an excise tax under
Section 4999 of the Internal Revenue Code of 1986 with respect to any cash, benefits or other property received, or any acceleration of vesting of any benefit or award, in the event of a Change of Control, Franklin shall pay Executive an amount (a "Gross-Up Payment") such that after payment by Employee of (i) all taxes imposed upon the Gross-Up Payment, and (ii) any interest, penalties and additions which are imposed on Executive with respect to such taxes, the Executive retains an amount of the Gross-Up Payment equal to the sum of (i) the Excise Tax imposed and (ii) the product of any deductions disallowed because of the inclusion of the Gross-Up Payment in the Employee's adjusted gross income and the highest applicable marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is to be made. For purposes of determining the amount of the Gross-Up Payment, the Employee shall be deemed to (i) pay federal income taxes at the highest marginal rates of federal income taxation for the calendar year in which the Gross-Up Payment is to be made, and (ii) pay applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

     (f)  For purposes of this paragraph 6:

     (1) "Good Cause" shall mean (A) Executive's death or disability, (B) Executive's fraud, (C) Executive's misappropriation of, or intentional material damage to, the property or business of Franklin, (D) Executive's commission of a felony which is likely to result in material harm or injury (whether financial or otherwise) to Franklin, provided that if Executive is ultimately not convicted of the alleged felony, Franklin's termination of his employment based on this provision shall be deemed to have been without Good Cause, or (E) with respect to any termination not subject to subparagraph (c) of this paragraph 6, Executive's willful and continued material failure to perform his obligations under this Agreement, provided that Franklin shall have given written notice to Executive describing such failure(s) and, as long as it is capable of being cured and does not involve acts of material dishonesty directed against Franklin, the same shall not have been substantially cured or corrected within thirty (30) days thereafter, or if the same could not reasonably be cured within such period, cure was not commenced within such period and diligently pursued and fully cured within sixty (60) days of Franklin's original notice to Executive.

     (2) "Good Reason" shall exist if (A) there is a change in the Executive's title of Chief Financial Officer or a significant change in the nature or the scope of Executive's authority, (B) there is a reduction in Executive's Salary or retirement benefits described in paragraph 3(d) or a material reduction in Executive's compensation and benefits in the aggregate, excluding (in the case of incentive benefits that are based upon the performance of Executive or Franklin) reductions in benefits resulting from diminished performance by Executive or Franklin,
(C) Franklin changes the principal location in which Executive is required to perform services to a location more than fifty (50) miles from Franklin's corporate headquarters as of the date of this Agreement, (D) there is a reasonable determination by Executive that, as a result of a change in circumstances significantly affecting his position, he is unable to exercise the authority, powers, function or duties attached to his positions, or (E) any purchaser (or affiliate thereof) who purchases substantially all of the assets of Franklin shall decline to assume all of Franklin's obligations under this Agreement.

     (3) "Change in control" shall be deemed to have taken place if (A) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, and excluding any person who, as of the date of this Agreement, is the beneficial owner of shares of Franklin stock representing 20% or more of the total number of votes that may be cast for the election of Directors, becomes the beneficial owner of shares of Franklin stock representing 20% or more of the total number of votes that may be cast for the election of Directors, or (B) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who immediately prior thereto were directors of Franklin cease to constitute a majority of the Board of Directors of Franklin. Notwithstanding the foregoing sentence, a Change of Control shall not be deemed to occur by virtue of any transaction in which Executive is a participant in a group effecting an acquisition of Franklin if Executive holds an equity interest in the entity acquiring Franklin at the time of such acquisition.

      7. INDEMNIFICATION. Franklin shall indemnify, protect, defend and hold harmless Executive from and against all liabilities, costs and expenses (including but not limited to attorneys' fees) incurred as a result of Executive's employment with Franklin to the fullest extent permitted by the Indiana Business Corporation Law.

      8. LITIGATION EXPENSES. Franklin shall pay to Executive all out-of-pocket expenses, including attorneys' fees, incurred by Executive in connection with any claim or legal action or proceeding involving this Agreement, whether brought by Executive or by or on behalf of Franklin or by another party; provided, however, Franklin shall not be obligated to pay to Executive out-of-pocket expenses, including attorneys' fees, incurred by Executive in any claim or legal action or proceeding in which Franklin is a party adverse to Executive if Franklin prevails in such litigation. Franklin shall pay prejudgment interest on any money judgment obtained by Executive, calculated at the published prime interest rate charged by Franklin's principal banking connection, as in effect from time to time, from the date that payment(s) to him should have been made under this Agreement.

      9. POST-TERMINATION PAYMENT OBLIGATIONS ABSOLUTE. Franklin's obligation to pay Executive the compensation and to make the other arrangements provided herein to be paid and made after termination of Executive's employment with Franklin shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right that Franklin may have against him or anyone else. All amounts so payable by Franklin shall be paid without notice or demand. Each and every such payment made by Franklin shall be final and Franklin will not seek to recover all or any part of such payment from Executive or from whomsoever may be entitled thereto, for any reason whatsoever. Payment by Franklin of the termination benefits provided in paragraphs 2 or 6 hereof, and the acceptance thereof by Executive, shall constitute a release by Executive of all claims and actions that Executive may have against Franklin arising out of Executive's employment or the termination thereof except for continuing obligations of Franklin under this Agreement.

     10. DISCLOSURE OF CONFIDENTIAL INFORMATION. Without the consent of Franklin, Executive shall not at any time divulge, furnish or make accessible to anyone (other than in the regular course of business of Franklin) any knowledge or information with respect to confidential or secret processes, inventions, formulae, machinery, plan, devices or materials of Franklin or with respect to any confidential or secret engineering development or research work of Franklin or with respect to any other confidential or secret aspect of the business of Franklin. Executive recognizes that irreparable injury will result to Franklin and its business and properties, in the event of any breach by Executive of any of the provisions of this paragraph 10. In the event of any breach of any of the commitments of Executive pursuant to this paragraph 10, Franklin shall be entitled, in addition to any other remedies and damages available, to injunctive relief to restrain the violation of such commitments by Executive or by any person or persons acting for or with Executive in any capacity whatsoever.

     11. SOLICITATION OF CUSTOMERS OR EMPLOYEES. During the term of this Agreement and for a period of twenty-four (24) months after termination of employment, Executive shall not, directly of indirectly, or assist any other person to, solicit, or communicate with, whether by written or personal contact, any customer or prospect of Franklin on behalf of any organization offering products competitive with products Franklin sold or developed while Executive was employed by Franklin, and Executive shall not (i) directly or indirectly, employ or retain or solicit for employment or arrange to have any other person, firm or other entity employ or retain or solicit for employment or otherwise participate in the employment or retention of any person who is an employee of Franklin or (ii) encourage or solicit any such employee to leave the service of Franklin.

     12. NOTICES. Notices given pursuant to this Agreement shall be in writing and shall be deemed given when received or, if mailed, two days after mailing by United States registered or certified mail, return receipt requested, postage prepaid and addressed as herein provided. Notice to Franklin shall be addressed to Corporate Secretary, Franklin Electric Co., Inc. at 400 East Spring Street, Bluffton, Indiana 46714. Notices to Executive shall be addressed to the Executive at his last permanent address as shown on Franklin's records. Notwithstanding the foregoing, if either party shall designate a different address by notice to the other party given in the foregoing manner, then notices to such party shall be addressed as designated until the designation is revoked by further notice given in such manner.

     13. PAYMENT OF LEGAL FEES. Franklin shall pay Executive's reasonable attorneys' fees and legal expenses in connection with the negotiation of this Agreement.

     14. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and cannot be amended, modified or supplemented in any respect, except by a subsequent written agreement entered into by both parties hereto.

     15. SEVERABILITY. If any provision of this Agreement or the application thereof is held invalid, such invalidity shall not affect other provisions or applications of this Agreement that can be given effect without the invalid provision or application and, to such end, the provisions of this Agreement are declared to be severable.

     16. SUCCESSORS. This Agreement may not be assigned by Franklin except in connection with a merger involving Franklin or a sale of substantially all of its assets, and the obligations of Franklin provided for in this Agreement shall be the binding legal obligations of any successor to Franklin by purchase (if such successor assumes this Agreement), merger, consolidation, or otherwise. Without limiting the foregoing the provisions of this Agreement relating to termination of employment with Franklin shall be applicable to termination of employment with any such successor. This

Agreement may not be assigned by Executive during his life, and upon his death will be binding upon and inure to the benefit of his heirs, legatees and the legal representatives of his estate.

     17. WAIVER, MODIFICATION AND INTERPRETATION. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by Executive and an appropriate officer of Franklin empowered to sign the same by the Board of Directors of Franklin. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Indiana. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     18. WITHHOLDING. Franklin may withhold from any payment that it is required to make under this Agreement amounts sufficient to satisfy applicable withholding requirements under any federal, state, or local law.

     19. HEADINGS. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.


                        FRANKLIN ELECTRIC CO., INC.

                        By:   /s/ R. Scott Trumbull
                             ----------------------
                               R. Scott Trumbull
                        Its:   Chairman and Chief Executive Officer


                        EXECUTIVE

                          /s/ Thomas J. Strupp
                        --------------------------
                         Thomas J. Strupp